Exhibit 10.11

DEED OF ELEVATION TO THE PUBLIC OF AGREEMENTS PARTIES OF THE MERCANTILE “SOLAR ROCKET, SL” REFERRING TO INCREASE IN SHARE CAPITAL. _________

NUMBER THREE HUNDRED FORTY-SIX (346). ___________________

In Valencia, my residence, on February 11, two thousand twenty one. ___________

Before me, LUIS CALABUIG DE LEYVA, Notary of the Illustrious Valencia College. ________________

=== APPEARS ===

MR. ENRIQUE SELVA BELLVIS, of legal age, married, engineer, with professional domicile at 46002-Valencia, calle Xàtiva number 14, 1º-C.

INTERVENES on behalf of and on representation of the following companies: ________________

______________

1. On the one hand, the company of Spanish nationality called “SOLAR ROCKET, SL”, domiciled at 46002- Valencia, Xàtiva street, number 14-1C. It was established, for time indefinitely, under the name of “DISTRITECH SOLUTIONS, SL” in a deed granted on September 18, 2013 before the Notary of Valencia, Mr. José Alicarte Domingo, with the number 2,287 protocol; registered the aforementioned deed of incorporation in the Mercantile Registry of Valencia, volume 9686 general, page 44, Sheet No. V-155858, 1st entry.

Declared its sole personality in a deed granted on the 8th July 2015 before the notary authorizing the present, with the protocol number 696. ________________

Declared the cessation of its unipersonality in writing granted on July 16, 2015 before the authorizing Notary of the present, with the number 746 of protocol. _________________

Its corporate purpose is the following (CNAE 46.52 Commerce wholesale of electronic and telecommunications equipment and its components): “The acquisition, distribution and sale of electrical and electronic material for the development of projects renewable energy sources, such as solar panels, inverters, chargers, regulators, batteries and structures”. ______________

Acts as natural person representative of the company of Spanish nationality called “UMBRELLA CAPITAL, SLU” (registered at 46002-Valencia, calle Xàtiva, number 14-1º-C; registered in the Mercantile Registry of Valencia, in volume 10,482, book 7,763, page 109, page number V-181,400, 1st entry;), in her capacity as Administrator ______________ of the company “ SOLAR ROCKET, SL” whose appointment, for an indefinite term, and acceptance, as well as also the appointment and acceptance of the personal representative physical, result from the public deed of agreements granted on October 28, 2019 before the Notary authorizing hereof, with protocol number 2,242. _________________

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The identification data (name, legal form, and especially the object and address) have been accredited with a copy authenticity of the scriptures reviewed. ___________________

The appearing party asserts that he is in the current exercise of their position, that their faculties have not been suspended, revoked, limited or conditioned in any, that the entity it represents enjoys full personality current legal status and capacity to act and that have not changed the purpose and registered office of the company. And I, the Notary, I consider that it has sufficient powers to grant this deed of PUBLIC ELEVATION OF AGREEMENTS SOCIAL. _________________

Real Ownership.- I, the Notary, certify expressly that I have complied with the obligation of identification of the real owner imposed by Law 10/2010, of April 28, whose The result is recorded in the Act granted on March 6, 2015 before the Notary of Valencia Mr. Santiago Mompo Gimeno, with the protocol number 161, stating the appearing party the result contained therein remains unaltered. __________________

Query Mercantile Registry.- Made the query by me, the Notary, through the Internet in the Mercantile Registry, I check the denomination, legal form, and especially the object and domicile of the society. ________________

Printed of said information I leave incorporated into this matrix.

Declaration in accordance with article 160.f) of the Law on Capital Companies.- Declares the appearing party, in the representation that it holds, under its own responsibility, the effects of the provisions of article 160 f) of the Royal Decree Legislative 1/2010, of July 2, which approves the Text recast of the Capital Companies Law, that the object object of this deed does NOT have the status of essential asset of the company that it represents. ________________

2. And on the other, of the company of Spanish nationality called “UMBRELLA CAPITAL, SL” (Unipersonal), domiciled at 46002-Valencia, calle Xàtiva, number 14-1º-C. Was constituted, for an indefinite period, in a deed granted on the 27th March 2018 before the notary authorizing the present, with the protocol number 398; registered in the Mercantile Registry of Valencia, volume 10,482, book 7,763, page 109, page number V-181,400, inscription 1st. It has been assigned the CIF number B-98988819. ____________

Its corporate purpose is the following (CNAE activity main 74.90. Other professional, scientific and techniques): “a) The acquisition, distribution and sale of electrical and electronic for the development of energy projects renewable. b) The promotion, design, construction, exploitation and sale of photovoltaic or other energy solar plants renewables and the creation and participation in companies and societies related to renewable energy. c) The subscription, derivative acquisition, possession, enjoyment, administration or disposal of transferable securities, shares and participations social, except those activities subject to legislation special, through the corresponding media organization material and personal d) The provision, to the companies in which that participates and third parties, consulting services, research market, advice and technical assistance in relation to the administration and management of entities and their resources human and material, with its financial structure or with its technical, production or marketing processes”. ________________

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Acts as a natural person representative of the company “CROCODILE INVESTMENT, SLU” (registered at 46002- Valencia, Xàtiva street, number 14-1º-C; registered in the Registry Mercantil of Valencia, volume 9712, book 6994, page 14, Section 8, Sheet No. V-156.741, 1st entry; and with CIF number B-98584089), in its capacity as sole administrator of the company “UMBRELLA CAPITAL, SLU” whose appointment, for a term indefinite, and acceptance, as well as the appointment and acceptance of the natural person representative, result from the foundational deed previously reviewed. ________________

The identification data (name, legal form, and in object and address) have been accredited with a copy authentic of the aforementioned deed of incorporation; and verified electronically by me, the Notary Public, in the Mercantile Registry. ________________

The appearing party asserts that he is in the current exercise of their position, that their faculties have not been suspended, revoked, limited or conditioned in any, that the entity it represents enjoys full personality current legal status and capacity to act and that have not changed the purpose and registered office of the company. And I, the Notary, I consider that it has sufficient powers to grant this deed of PUBLIC ELEVATION OF AGREEMENTS SOCIAL. ________________

Real Ownership.- I, the Notary, certify, expressly, that I have complied with the obligation of identification of the real owner imposed by Law 10/2010, of April 28, whose The result is recorded in the Act granted on July 26, 2018 before me, notary authorizing this deed, with the number 1,300 of protocol, stating the appearing party to remain unaltered the result contained therein. ________________

Query Mercantile Registry.- Made the query by me, the Notary, through the Internet in the Mercantile Registry, I check the name, legal form, and especially the purpose and domicile of the society. ________________

Printed of said information I leave incorporated into this matrix. -- Declaration in accordance with article 160.f) of the Law on Capital Companies.- Declares the appearing party, in the representation that it holds, under its own responsibility, the effects of the provisions of article 160 f) of the Royal Decree Legislative 1/2010, of July 2, which approves the Text recast of the Capital Companies Law, that the object object of this deed does NOT have the status of essential asset of the company that it represents. ________________

I identified him by his identity document previously reviewed. ________________

It has, in my opinion, as they intervene, legal capacity and legitimate interest to urge this DEED OF ELEVATION TO PUBLIC OF SOCIAL AGREEMENTS REFERRING TO CAPITAL INCREASE, for which purpose, ________________

=== EXPOSE ===

I. Good object of contribution. ____________________

- That the company “UMBRELLA CAPITAL, SLU”, whose essential data have been recorded in the intervention of this writing and, in addition, they appear outlined in the certification that it will be said, is the owner in full domain of the following: ________________

- 3,000 company shares numbered from 1 to 3,000, both inclusive, of the company of Spanish nationality called “TURBO ENERGY, SLU”, whose essential features They appear collected in the Certification that will be stated here by reproduced to avoid unnecessary repetitions. ________________

VALUE of the shares.- One thousand two hundred and eighty five euros (€1,285.00). ________________

TITLE.- They belong to him by virtue of the following titles: ________________

Those numbered from 1 to 2,700, both inclusive, for subscription in the deed of incorporation of the company “TURBO ENERGY, SL” formalized on July 26, 2018 before the Authorizing notary of the present, with the number 1,302 of protocol. ________________

- And those numbered from 2,701 to 3,000, both inclusive, for purchase from the company “CROCODILE INVESTMENT, SLU” in deed granted on October 3, 2019 before the Notary of Valencia Don Vicente Tomás Bernat, with the number 2,296 of protocol. ________________

CHARGES AND LIENS.- Free of charges and liens, as stated. ________________

II. That stated the foregoing, the appearing party, ________________

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=== GRANTS ===

First. Elevation to public. ________________

Mr. Selva, as he intervenes, makes public the corporate resolutions adopted by the Extraordinary General Meeting and Universal of the company “SOLAR ROCKET, SL” on the 29th of June 2020, which are transcribed in the certification that exhibits, being reproduced here. ________________

Referred certification issued by the company “UMBRELLA CAPITAL, SLU”, through its natural person representative Don Enrique Selva Bellvis, whose signature I consider legitimate for having been placed in my presence, the appearing party hands me so that one, as I do, to the present. ________________

As a consequence of the above: ________________

Second. Increase in capital. ________________

a) Capital increase. ________________

THE CAPITAL STOCK of the entity is INCREASED in the figure of one thousand two hundred eighty-five euros ( €1,285.00), through the creation of new social participations, in the terms outlined in the single certification. ________________

b) Allocation and disbursement. ________________

The appearing party declares: ________________

1. That the new social participations have been awarded to the company “UMBRELLA CAPITAL, SLU”, whose identity, numbering of assigned shares, and expression of those that correspond to non-monetary contributions they appear in the certification unit; as well as that said ownership is has been recorded in the Book-Registration of partners. ________________

2. That the agreed capital increase has been entirely disbursed in the terms provided through the contribution of the shares described above. ________________

3. That, consequently, the amount of the social capital. ________________

c) Modification of Statutes. ________________

Article number “4” of the Bylaws is amended, whose new wording works in the united certification, giving here by reproduced. ________________

d) Contribution. ________________

In relation to the non-monetary contribution made, he states The representative of the company: ________________

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Identity and description. that the description of the non-monetary contribution as well as the identity of the person who made it carried out and the numbering of the shares to which corresponds to the certification unit. ________________

Title and rating. That the aforementioned contributions be carried out in full domain, and free of any charge or encumbrance, lease, or liability, for the value of one thousand two hundred eighty-five euros (€1,285.00), equivalent to face value of the social participations created, which amounts to a total of one thousand two hundred eighty-five euros (€1,285.00). ________________

Report of the Administrative Body. that the agreement was adopted in view of the report of the Administrative Body provided for in art. 300 of the LSC. ________________

Third. Mr. Selva, natural person representative of the company of Spanish nationality called “CROCODILE INVESTMENT, SLU” in its capacity as Sole Administrator of the company “UMBRELLA CAPITAL, SLU”, consents and ratifies the contribution made to the entity “SOLAR ROCKET, SL”, which, by its representation, acquires full control of the well described in the expository part. ________________

Said contribution is made in the terms and for the value resulting from the joint certification and this deed. _____________

Quarter. Manifestation. ________________

The appearing party states that, as it is an extension of capital through non-monetary contribution, the application to the present transfer of the acquisition right preference provided for in article 304.1 of the Corporations Law Capital, recognized exclusively in the issuance of new shares charged to monetary contributions. ________________

Fifth.- Declares the representation of the company that ownership of the new shares issued has been made be recorded in the Partners Registration Book in accordance with art. 314 of the Capital Companies Law. ________________

Sixth. Partial Registration. ________________

In accordance with the provisions of Article 63 of the Mercantile Registry Regulations, the appearing party requests the partial registration of this deed, in the event that any of its clauses, or of the facts, acts or business contained in it and subject to registration, suffered from some defect, in the opinion of the registrar, that prevents the practice of it. ________________

Seventh.- Telematic Processing. ________________

The interested party requires me, the Notary Public, so that DO NOT submit electronically to the Mercantile Registry of the domicile of the company authorized electronic copy of this writing. ________________

Eighth.- Taxation. ________________

This operation is not subject to Tax on Patrimonial Transmissions and Legal Acts Documented by the concept of Corporate Operations, by virtue of article 19.2.1º of the Consolidated Text of the Tax Law on Patrimonial Transmissions and Documented Legal Acts, as a restructuring operation. Likewise, the operation receives the exemption regulated in article 45.IB)10 and 45.IB).11 of the Consolidated Text of the Transfer Tax Law Onerous Assets and Documented Legal Acts. ______________

In accordance with the provisions of article 87 of the Law 27/2014, of November 27, of Corporate Tax, the contribution of shares of “TURBO ENERGY, SLU” has consideration of a non-monetary contribution and meets the requirements established in the cited article of the aforementioned Law. This non-monetary contribution operation is covered by the tax regime provided for in Chapter VII of Title VII of Law 27/2014, of 27 November, of the Corporation Tax. ________________

This operation is carried out for reasons and needs of restructuring and rationalization of the activity carried out this company within the group in which it is integrated (i) concentrating in a single entity, the direction and management of the values representative of the own funds of all the companies, in such a way that future investments of a business nature, both own and those of third parties, (ii) obtaining a more efficient economic management through the unification and centralization of services, achieving better use of material resources, improvement in the productivity of human resources and services administrative and commercial, and (iii) improving the capacity of financing of the group by placing all the investments businesses in a single vehicle, strengthening the image of the group and facilitating the financing capacity external and internal, by being able to channel potential dividends obtained by the different investees in future investments, which which constitutes, under the terms provided in article 89 of the aforementioned Law, a valid economic reason to enable the application of the referred regime. ________________

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Authorization. The party interested in this document authorizes and where necessary grants express mandate to Iserte Advisors (Daniel Iserte Soriano), address at 46005-Valencia, Joaquín Costa street number 41, floor 2, door 3, so that, in his name and representation can present to the administration the present writing and how many others may have been formalized or are formalized necessary for the registration of the same in the Registry authority, as well as carry out the procedures and declarations that as subjects or taxpayers correspond to them in relation to with the acts contained in the aforementioned deeds, in order to communicate to the administration the necessary data for the settlement of taxes accrued as a result of such acts, and others of informative content, aimed at qualifying and quantify the amount to be entered or the amount that results from compensate or return, being equally empowered said authorized/mandatory to file as many resources as are convenient or direct communications to the administration in order to protect the rights of grantors, as well as to receive from that many communications and notifications are necessary directed at them. ________________

The aforementioned representation also extends to the presentation of such deed/s before the public records pertinent in order of their registration. ________________

=== GRANT ===

I make the legal reservations and warnings, in particular I warn of the following: ________________

- Of the obligatory nature of registration in the Mercantile Registry. ________________

- For tax purposes, I warn of the obligations and tax responsibilities incumbent on the parties in their material, formal and sanctioning aspect (within one month from the date of formalization of this deed in which the obligation to submit this document for liquidation by the Onerous Property Transfer Tax and Acts Documented Legal), and of the consequences of all kinds that would derive from the non-compliance or inaccuracy of its declarations according to the Current Legislation. ________________

- Protection of personal data. ________________

oThe personal data of those appearing will be processed by this Notary, which are necessary for compliance with the legal obligations of the exercise of the notarial public function, in accordance with the provisions of the regulations established in the notarial legislation, for the prevention of money laundering of capital, tax and, where appropriate, substantive that is applicable to the documented legal act or transaction.

The communication of personal data is a legal requirement, the grantor being obliged to provide the personal data, and being informed that the consequence of not providing such data is that it would not be possible to authorize or intervene in this public document. Your data will be kept confidential.

The purpose of data processing is to comply with the regulations to authorize/intervene this document, its billing, subsequent monitoring and the functions of the obligatory notarial activity, of which they can derive the existence of automated decisions, authorized by the Law, adopted by the Public Administrations and assignee entities authorized by law, including the preparation of precise profiles for prevention and investigation by the competent authorities for money laundering and terrorist financing._________________

The notary will carry out the transfers of said data that are of obligatory compliance to the Public Administrations, to the entities and subjects stipulated by Law and, where appropriate, to the Notary that succeeds or replaces the current one in this notary’s office. ________________

The data provided will be kept for the years necessary to comply with the legal obligations of the Notary or who replaces or succeeds him._____________________

You can exercise your rights of access, rectification, deletion, limitation, portability and opposition to treatment by postal mail before the authorizing Notary, located at 46002-Valencia, Calle Roger de Lauria, nº 20, door 5. Likewise, you have the right to file a claim with a control authority. ________________

The data will be treated and protected according to the Legislation Notarial, Organic Law 3/2018 of December 5 on Protection of Personal Data and its development regulations, and the Regulation (EU) 2016/679 of the European Parliament and of the Council of April 27, 2016 on the protection of people physical with regard to the processing of personal data and the free circulation of these data. ________________

I, the Notary Public, deduce a certified photocopy of the obverse of the identity documents of the appearing parties, and the I hereby incorporate, authorizing the appearing parties to their reproduction in the copies that are issued from this matrix. ________________

I read this public instrument in its entirety and out loud to the appearing, after warning them of the right they have to do it by themselves, of which they do not use, and aware of its content, give freely consent and sign. ________________

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=== AUTHORIZATION ===

Of everything contained in this instrument, that its granting conforms to the law and the will duly informed of the grantors or parties and of be extended in ten sheets of paper for exclusive use notary, the present and the previous nine in correlative order, from the same series, I ATTEST. ____________________

They follow the signatures of the appearing parties, the sign, signature and signature of the authorizing notary and the seal of the Notary. ________________

CONNECTED DOCUMENTS FOLLOW

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REGISTRO MERCANTIL CENTRAL

TIPO DE CONSULTA: ACCESO POR DENOMINACION SOCIAL/CIF - DATOS GENERALES
SUJETO CONSULTADO: SOLAR ROCKET SOCIEDAD LIMITADA

| | |
|---|---|
| DENOMINACION SOCIAL | **SOLAR ROCKET SOCIEDAD LIMITADA** |
| Registro | VALENCIA |
| Sección | 8 |
| Hoja | 155858 |
| Hoja Duplicada | |
| Cif | B98569619 |
| COMIENZO DE OPERACIONES | 18/09/2013 |
| DOMICILIO | |
| Dirección | C/ JATIVA 14 1^ C |
| Municipio | VALENCIA |
| Provincia | VALENCIA |
| OBJETO SOCIAL | La adquisicion, distribucion y venta de material electrico y electronico para el desarrollo de proyectos energeticos renovables, tales como paneles solares, inversores, cargadores, reguladores, baterías y estructuras ent |
| CAPITAL (En Mutuas ver tb. OTROS ACTOS en Extracto de Inscripciones) | |
| Suscrito | 3000 € |
| Desembolsado | 3000 € |
| OBSERVACIONES | |

jueves, 11 de febrero de 2021 10:32:49 - Página 1

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REGISTRO MERCANTIL CENTRAL

TIPO DE CONSULTA: ACCESO POR DENOMINACION SOCIAL/CIF - ORGANOS DE ADMINISTRACION APODERADOS
SUJETO CONSULTADO: SOLAR ROCKET SOCIEDAD LIMITADA

| NUMERO DE INSCRIPCIÓN | FECHA DE INSCRIPCION | APELLIDOS Y NOMBRE | NIF | CARGO |
|---|---|---|---|---|
| 00006 | 13/11/2019 | UMBRELLA CAPITAL SL | B98868819 | Adm. Unico |

LUIS CALABUIG DE LEYVA
Notario de Valencia

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REGISTRO MERCANTIL CENTRAL

TIPO DE CONSULTA: ACCESO POR DENOMINACION SOCIAL/CIF - DATOS GENERALES
SUJETO CONSULTADO: UMBRELLA CAPITAL SL

| | |
|---|---|
| DENOMINACION SOCIAL | **UMBRELLA CAPITAL SL** |
| Registro | VALENCIA |
| Sección | 8 |
| Hoja | 181400 |
| Hoja Duplicada | |
| Cif | B98988819 |
| COMIENZO DE OPERACIONES | 27/03/2018 |
| DOMICILIO | |
| Dirección | C/ XATIVA 14 1 C |
| Municipio | VALENCIA |
| Provincia | VALENCIA |
| OBJETO SOCIAL | La sociedad tendr[ por objeto social el siguiente (CNAE actividad principal 74.90. Otras actividades profesionales, cientificas y tecnicas): a) La adquisicion, distribucion y venta de material electrico y electronico par |
| CAPITAL (En Mutuas ver tb. OTROS ACTOS en Extracto de Inscripciones) | |
| Suscrito | 300000 € |
| Desembolsado | 300000 € |
| OBSERVACIONES | |

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LUIS CALABUIG DE LEYVA
Notario de Valencia

REGISTRO MERCANTIL CENTRAL

TIPO DE CONSULTA: ACCESO POR DENOMINACION SOCIAL/CIF - ORGANOS DE ADMINISTRACION APODERADOS
SUJETO CONSULTADO: UMBRELLA CAPITAL SL

| NUMERO DE INSCRIPCION | FECHA DE INSCRIPCION | APELLIDOS Y NOMBRE | NIF | CARGO |
|---|---|---|---|---|
| 00001 | 11/04/2018 | CROCODILE INVESTMENT SOCIEDAD LIMITADA | B98584089 | Adm. Unico |

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**INFORME DEL ÓRGANO DE ADMINISTRACIÓN DE LA COMPAÑÍA "SOLAR ROCKET, S.L." EN RELACIÓN CON LA PROPUESTA DE ACUERDO DE AUMENTO DE CAPITAL SOCIAL CON CARGO A APORTACIÓN NO DINERARIA**

De conformidad con lo dispuesto en el artículo 300 del RD Legislativo 1/2010, de 2 de julio, por el que se aprueba el Texto Refundido de la Ley de Sociedades de Capital (en lo sucesivo, la "**Ley de Sociedades de Capital**"), se pone a disposición de los socios de "SOLAR ROCKET, S.L." el presente Informe del Órgano de Administración (en adelante, el "**Informe**"), en el cual se hace constar lo siguiente:

**I.- OBJETO DEL INFORME.**

El presente Informe se emite por el Órgano de Administración de la compañía "SOLAR ROCKET, S.L.", constituido por un administrador único, en relación con la propuesta de aumento de capital social por aportación no dineraria que se someterá a la aprobación de la Junta General de "SOLAR ROCKET, S.L.". Asimismo, este Informe se emite con la finalidad de informar a los socios sobre las características del referido aumento de capital.

El Informe se emite en cumplimiento de lo dispuesto en el artículo 300 de la Ley de Sociedades de Capital, en relación con el aumento de capital con cargo a aportaciones no dinerarias.

**II.- CONTENIDO DE LA PROPUESTA.**

A fin de facilitar a los señores socios la comprensión de la operación que motiva la propuesta de acuerdo de ampliación de capital que se someterá a su consideración, el presente apartado II contiene (i) una descripción de las características de dicho aumento de capital, incluyendo la cuantía del mismo, su contravalor y el valor de emisión; y (ii) la transcripción literal de la propuesta de acuerdo de aumento de capital que se somete a la consideración y aprobación de los señores socios.

**(i) DESCRIPCIÓN DEL AUMENTO DE CAPITAL PROPUESTO**

El Órgano de Administración de "SOLAR ROCKET, S.L." propone a sus socios aumentar el capital de la Sociedad por un importe nominal de MIL DOSCIENTOS OCHENTA Y CINCO EUROS (1.285,00 €), esto es, desde la cifra actual de TRES MIL EUROS (3.000,00 €) hasta la cifra de CUATRO MIL DOSCIENTOS OCHENTA Y CINCO (4.285,00 €) mediante la emisión de 1.285 nuevas participaciones ordinarias de UN EURO (1 €) de valor nominal cada una de ellas, y con los mismos derechos económicos y políticos que las actualmente en circulación, numeradas correlativamente del 3.001 al 4.285, ambas inclusive, representadas mediante títulos nominativos de conformidad con la actual representación de las demás participaciones, y con contravalor de aportación no dineraria de determinadas participaciones sociales titularidad del socio UMBRELLA CAPITAL, S.L., y todo ello de conformidad con los términos que se expondrán en los subapartados siguientes. Se hace constar expresamente que al tratarse de un aumento de capital por aportación no dineraria no existe derecho de asunción preferente en relación con

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LUIS CALABUIG DE LEYVA
Notario de Valencia

el artículo 304 de la Ley de Sociedades de Capital. Las nuevas participaciones se emitirán sin prima de emisión.

Las nuevas participaciones atribuirán a su titular los mismos derechos políticos y económicos que las TRES MIL (3.000) participaciones en las que se divide el capital social de "SOLAR ROCKET, S.L." actualmente, a partir de la fecha en que el aumento de capital se apruebe por parte de la Junta General, momento en que se entenderá producida la asunción, desembolso (por aportación no dineraria) y adjudicación de las nuevas participaciones.

1. <u>Naturaleza y características de la aportación no dinerarias</u>

El aumento de capital propuesto se enmarca dentro de la aportación prevista a realizar por UMBRELLA CAPITAL, S.L. a favor de SOLAR ROCKET, S.L. consistente en el cien por cien de las participaciones sociales en las que se divide el capital social de la sociedad TURBO ENERGY, S.L., titularidad todas ellas de UMBRELLA CAPITAL, S.L.

En lo relativo al aumento de capital propuesto, a continuación se describen los activos objeto de aportación:

- **Tres mil participaciones sociales de un euro de valor nominal cada una de ellas, numeradas de la uno a la tres mil, representativas del cien por cien del capital social de TURBO ENERGY, S.L.,**

  TURBO ENERGY, S.L. es una sociedad de nacionalidad española, de duración indefinida, con domicilio social en Valencia, calle Xàtiva, 14, 1ºC, constituida mediante escritura pública de 26 de julio de 2018, otorgada ante el Notario de Valencia, D. Luis Calabuig de Leyva, bajo el número 1302 de su protocolo.

  Su objeto social lo constituye el diseño, planificación, almacenamiento y gestión de energía, basados en la tecnología solar fotovoltaica, especialmente aquellos sistemas destinados a la integración de diferentes elementos con carácter innovador; distribución y comercialización de cualquier tipo de sistemas de generación de energía solar fotovoltaica; la realización de actividades relacionadas con la comercialización y/o la venta a través de Internet o cualesquiera medios telemáticos de sistemas de generación de energía solar fotovolatica; la adquisición, tenencia y disposición de acciones y participaciones de otras compañías, y en general de valores mobiliarios y activos financieros de cualquier clase siempre por cuenta propia.

  La sociedad es titular del N.I.F. B-40517195 y consta inscrita en el Registro Mercantil de Valencia, al tomo 10357, libro 7818, folio 184, hoja V-183275.

2. <u>Identidad del aportante</u>

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La identidad de la persona física aportante es:

**UMBRELLA CAPITAL, S.L.** sociedad de nacionalidad española, de duración indefinida, con domicilio social en Valencia, calle Xàtiva, 14, 1ºC, N.I.F. B-98988819, constituida mediante escritura pública de 27 de marzo de 2018, otorgada ante el Notario de Valencia, D. Luis Calabuig de Leyva, bajo el número 398 de su protocolo e inscrita en el Registro Mercantil de Valencia al tomo 10482, libro 7763, folio 109, hoja V-181400.

Se destaca a estos efectos que UMBRELLA CAPITAL, S.L. ostenta la condición de socio de SOLAR ROCKET, S.L.

**3. Cuantía del aumento de capital y participaciones que se crean**

Se aumentará el capital social por un importe nominal de MIL DOSCIENTOS OCHENTA Y CINCO EUROS (1.285,00 €), esto es, desde la cifra actual de TRES MIL EUROS (3.000,00 €) hasta la cifra de CUATRO MIL DOSCIENTOS OCHENTA Y CINCO (4.285,00 €) mediante la emisión de 1.285 nuevas participaciones ordinarias de UN EURO (1 €) de valor nominal cada una de ellas, y con los mismos derechos económicos y políticos que las actualmente en circulación, numeradas correlativamente del 3.001 al 4.285, ambas inclusive, representadas mediante títulos nominativos de conformidad con la actual representación de las demás participaciones, procediendo a la modificación estatutaria que corresponda, de conformidad con la eventual adopción de tal acuerdo por la Junta General de SOLAR ROCKET, S.L. Las nuevas participaciones se emitirán sin prima de emisión.

La totalidad de dichas participaciones de nueva creación serían suscritas mediante la referida ampliación del capital social por aportación no dineraria por el socio titular de las participaciones sociales objeto de aportación, esto es, UMBRELLA CAPITAL, S.L., no previéndose la adopción de garantías para la efectividad del aumento por la propia naturaleza de la aportación no dineraria que sirve de contravalor del aumento de capital aquí propuesto.

**4.- Derecho de asunción preferente**

Al tratarse de una ampliación de capital mediante aportación no dineraria, los actuales socios de SOLAR ROCKET, S.L. no tendrán derecho de asunción preferente previsto en el artículo 304.1 de la Ley de Sociedades de Capital, reconocido exclusivamente en las emisiones de nuevas participaciones con cargo a aportaciones dinerarias.

**(ii) TRANSCRIPCIÓN LITERAL DE LA PROPUESTA DE ACUERDO DE AUMENTO DE CAPITAL QUE SE SOMETE A LA CONSIDERACIÓN Y APROBACIÓN DE LOS SEÑORES SOCIOS**

La redacción del acuerdo de aumento de capital que se somete a la junta general propuesta por el órgano de administración de SOLAR ROCKET, S.L. es la siguiente:

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LUIS CALABUIG DE LEYVA
Notario de Valencia

"Aumento del capital social desde la cifra actual de TRES MIL EUROS (3.000,00 €) hasta la cifra de CUATRO MIL DOSCIENTOS OCHENTA Y CINCO EUROS (4.285,00 €), esto es, aumento del capital social en MIL DOSCIENTOS OCHENTA Y CINCO EUROS (1.285,00 €), mediante la emisión de 1.285 nuevas participaciones ordinarias de UN EURO (1 €) de valor nominal cada una de ellas, y con los mismos derechos económicos y políticos que las actualmente en circulación, numeradas correlativamente del 3.001 al 4.285, ambas inclusive, representadas mediante títulos nominativos de conformidad con la actual representación de las demás participaciones. Las nuevas participaciones se emitirán sin prima de emisión y con contravalor de aportación no dineraria de las participaciones sociales de la mercantil TURBO ENERGY, S.L. propiedad de UMBRELLA CAPITAL, S.L., por el mismo importe del valor nominal de las nuevas participaciones creadas, esto es, MIL DOSCIENTOS OCHENTA Y CINCO EUROS (1.285,00 €). Al tratarse de una ampliación de capital mediante aportación no dineraria, los socios de SOLAR ROCKET, S.L. no tendrán derecho de suscripción preferente previsto en el artículo 304.1 de la Ley de Sociedades de Capital, reconocido exclusivamente en las emisiones de nuevas participaciones con cargo a aportaciones dinerarias. Las nuevas participaciones se emitirán sin prima de emisión.

Se hace constar expresamente:

- Que **UMBRELLA CAPITAL, S.L.**, en su doble condición de socio y, a su vez, propietario de las participaciones sociales objeto de aportación como contraprestación del aumento de capital aquí acordado, y presente en este acto, declara expresamente que el valor de las participaciones sociales aportadas corresponde al número y valor nominal de las participaciones emitidas como contrapartida, no habiéndose producido circunstancias nuevas que pudiesen afectar la valoración de las participaciones llevada a cabo inicialmente, firmando a continuación en señal de aceptación y conformidad:

**UMBRELLA CAPITAL, S.L.**

CROCODILE INVESTMENT, S.L.
Fdo. **D. Enrique Selva Bellvis**

- Que, de acuerdo con lo actuado, el aumento decidido ha quedado íntegramente asumido y desembolsado mediante aportación no dineraria en este acto por importe del valor nominal de las nuevas participaciones creadas.

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- *Que la titularidad de las participaciones de nuevo creación, y demás menciones previstas en la Ley de Sociedades de Capital, quedarán debidamente reflejadas en el Libro Registro de Socios.*

Asimismo, en el caso de que el aumento de capital propuesto fuera aprobado por la Junta General de Socios, sería necesario aprobar también la modificación del artículo 4 de los estatutos sociales, en el que se determina el capital social.

La modificación propuesta supondría dar a dicho artículo la siguiente redacción:

*"ARTICULO 4.- El capital social que está totalmente desembolsado, se fija en CUATRO MIL DOSCIENTOS OCHENTA Y CINCO EUROS (4.285,00 €) y está dividido en 4.285 PARTICIPACIONES SOCIALES con un valor nominal cada una de ellas de UN EURO, y numeradas correlativamente del 1 al 4.285, ambos inclusive."*

**III.- DESDE UNA PERSPECTIVA JURÍDICA.**

El presente Informe cuenta con las menciones de legalidad exigidas, de conformidad con lo prevenido en el artículo 300 de la Ley de Sociedades de Capital:

*"1. Cuando para el contravalor del aumento consista en aportaciones no dinerarias, será preciso que al tiempo de la convocatoria de la junta se ponga a disposición de los socios un informe de los administradores en el que se describirán con detalle las aportaciones proyectadas, su valoración, las personas que hayan de efectuarlas, el número y valor nominal de las participaciones sociales o de las acciones que hayan de crearse o emitirse, la cuantía del aumento del capital social y las garantías adoptadas para la efectividad del aumento según la naturaleza de los bienes en que la aportación consista.*
*2. En el anuncio de convocatoria de la junta general se hará constar el derecho que corresponde a todos los socios de examinar el informe en el domicilio social, así como pedir la entrega o el envío gratuito del documento."*

El presente Informe emitido por el Órgano de Administración de SOLAR ROCKET, S.L. queda a disposición de los socios en el domicilio social de la misma para que puedan examinar su contenido pudiendo solicitar, en su caso, la entrega o envío gratuito del mismo.

En Valencia, a 29 de junio de 2020

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LUIS CALABUIG DE LEYVA
Notario de Valencia

***ADMINISTRADOR ÚNICO:***

*UMBRELLA CAPITAL, S.L.*
*Fdo. D. Enrique Selva Bellvis*

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En Valencia, a 29 de junio de 2020, D. Enrique Selva Bellvis, de nacionalidad española, mayor de edad y provisto de N.I.F 33458501-X, en nombre y representación de UMBRELLA CAPITAL, S.L., en su condición de Administrador Único de **SOLAR ROCKET, S.L.**, domiciliada en Valencia, calle Xàtiva, 14, 1º C, provista de N.I.F. número B-98569619 ("en adelante, la "**Sociedad**"),

**CERTIFICA**

Que en el Libro de Actas de la Sociedad, aparece transcrita el Acta de la Junta General Extraordinaria y Universal de Socios, de fecha 29 de junio de 2020, cuyo contenido se transcribe literalmente a continuación:

***"ACTA DE LA JUNTA GENERAL EXTRAORDINARIA Y UNIVERSAL DE SOCIOS DE SOLAR ROCKET, S.L.***

*En Valencia, a las 10:00 horas del día 29 de junio de 2020, en el domicilio social de SOLAR ROCKET, S.L. (en adelante, la "**Sociedad**") sito en Valencia, calle Xàtiva, 14 , 1ºC, hallándose presentes la totalidad de los socios de la Sociedad (los cuales se encuentran indicados en la lista de asistentes que se detalla más abajo), que representan la totalidad del capital suscrito y desembolsado, acuerdan unánimemente constituirse en Junta General con carácter universal y extraordinaria, aceptando también por unanimidad celebrarse conforme al siguiente*

***ORDEN DEL DÍA:***

***Primero.- Aumento de capital social por aportación no dineraria mediante la creación de nuevas participaciones sociales.***
***Segundo.- Modificación de estatutos – Artículo 4 (capital social).***
***Tercero.- Delegación de facultades.***
***Cuarto.- Ruegos y preguntas.***
***Quinto.- Lectura y aprobación del Acta.***

*Una vez aprobado por unanimidad el Orden del Día, se elaboró la lista de los asistentes a la Junta, que acreditaron su presencia mediante firma, según se relaciona a continuación, resultando la concurrencia a la presente Junta General de todos los socios de la Sociedad que representan el 100% de su capital social:*

| ***Socio*** | ***% del capital social*** | ***Firma*** |
|---|---|---|
| *UMBRELLA CAPITAL, S.L.* | *90%* | *[CONSTA FIRMA]*<br>*CROCODILE INVESTMENT, S.L.*<br>*Fdo. D. Enrique Selva Bellvis* |

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LUIS CALABUIG DE LEYVA
Notario de Valencia

D. Manuel Cercós D'Aversa 10% [CONSTA FIRMA]

Dña. Manuel Cercós D'Aversa

*De conformidad con el artículo 191 de la Ley de Sociedades de Capital (en adelante, la «**LSC**»), y por acuerdo unánime de todos los socios que representan el 100% del capital social de la Sociedad, ejercen como presidente y secretario, respectivamente, de la Junta General:*

***Presidente**: D. Enrique Selva Bellvís (representante persona física de UMBRELLA CAPITAL, S.L., Administrador Único de la Sociedad).*
***Secretario**: D. Manuel Cercós D'Aversa.*

*Por tanto, una vez verificada la concurrencia de socios presentes o representados titulares de todas las participaciones de la Sociedad que representan el 100% del capital social suscrito con derecho de voto, el Presidente da por válidamente constituida esta Junta General Extraordinaria y Universal.*

*A los efectos del artículo 180 LSC se hace constar que D. Enrique Selva Bellvís está presente a su vez como representante persona física del Administrador Único de la Sociedad, UMBRELLA CAPITAL, S.L.*

*Acto seguido se pasa a examinar, deliberar y votar, de manera separada, cada uno de los puntos del Orden del Día aprobado por unanimidad, alcanzando los siguientes acuerdos:*

***Primero. – Aumento de capital social por aportaciones no dinerarias mediante la creación de nuevas participaciones.***

*Toma la palabra el Sr. Presidente y expone a los socios el contenido del informe del órgano de administración de la Sociedad de fecha 29 de junio de 2020 relativo a la propuesta de acuerdo de aumento de capital social mediante aportaciones no dinerarias (en adelante, el "**Informe del Órgano de Administración**") que ha sido entregado de manera gratuita a los socios con anterioridad a la celebración de esta Junta General para que puedan examinar su contenido.*

*Se adjunta a la presente acta el referido **Informe del Órgano de Administración** como **Anexo I** y se da aquí por reproducido su contenido con el objeto de evitar reiteraciones innecesarias, dejando especial constancia de que, tal y como consta en el citado informe, (i) los datos esenciales de identificación y valor de las participaciones sociales objeto de aportación, (ii) la identidad del aportante y (iii) la cuantía del aumento y el número de participaciones a emitir, son los que a continuación se indican.*

*(i) <u>Datos esenciales de identificación y valor de las participaciones sociales a aportar:</u>*

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2

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***Tres mil participaciones sociales de un euro de valor nominal cada una de ellas, numeradas de la uno a la tres mil, representativas del cien por cien del capital social de TURBO ENERGY, S.L.,***

*TURBO ENERGY, S.L. es una sociedad de nacionalidad española, de duración indefinida, con domicilio social en Valencia, calle Xàtiva, 14, 1ºC, constituida mediante escritura pública de 26 de julio de 2018, otorgada ante el Notario de Valencia, D. Luis Calabuig de Leyva, bajo el número 1302 de su protocolo.*

*Su objeto social lo constituye el diseño, planificación, almacenamiento y gestión de energía, basados en la tecnología solar fotovoltaica, especialmente aquellos sistemas destinados a la integración de diferentes elementos con carácter innovador; distribución y comercialización de cualquier tipo de sistemas de generación de energía solar fotovoltaica; la realización de actividades relacionadas con la comercialización y/o la venta a través de internet o cualesquiera medios telemáticos de sistemas de generación de energía solar fotovolatica; la adquisición, tenencia y disposición de acciones y participaciones de otras compañías, y en general de valores mobiliarios y activos financieros de cualquier clase siempre por cuenta propia.*

*La sociedad es titular del N.I.F. B-40517195 y consta inscrita en el Registro Mercantil de Valencia, al tomo 10357, libro 7818, folio 184, hoja V-183275.*

*(ii)* *<u>Identidad del aportante:</u>*

***UMBRELLA CAPITAL, S.L.** sociedad de nacionalidad española, de duración indefinida, con domicilio social en Valencia, calle Xàtiva, 14, 1ºC, N.I.F. B-98988819, constituida mediante escritura pública de 27 de marzo de 2018, otorgada ante el Notario de Valencia, D. Luis Calabuig de Leyva, bajo el número 398 de su protocolo e inscrita en el Registro Mercantil de Valencia al tomo 10482, libro 7763, folio 109, hoja V-181400.*

*Se destaca a estos efectos que UMBRELLA CAPITAL, S.L. ostenta la condición de socio de SOLAR ROCKET, S.L.*

*(iii)* *<u>Cuantía del aumento y número de participaciones a emitir:</u>*

*Se aumentará el capital social por un importe nominal de MIL DOSCIENTOS OCHENTA Y CINCO EUROS (1.285,00 €), esto es, desde la cifra actual de TRES MIL EUROS (3.000,00 €) hasta la cifra de CUATRO MIL DOSCIENTOS OCHENTA Y CINCO (4.285,00 €) mediante la emisión de 1.285 nuevas participaciones ordinarias de UN EURO (1 €) de valor nominal cada una de ellas, y con los mismos derechos*

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*económicos y políticos que las actualmente en circulación, numeradas correlativamente del 3.001 al 4.285, ambas inclusive, representadas mediante títulos nominativos de conformidad con la actual representación de las demás participaciones, procediendo a la modificación estatutaria que corresponda, de conformidad con la eventual adopción de tal acuerdo por la Junta General de SOLAR ROCKET, S.L. Las nuevas participaciones se emitirán sin prima de emisión.*

*La totalidad de dichas participaciones de nueva creación serían suscritas mediante la referida ampliación del capital social por aportación no dineraria por el socio titular de las participaciones sociales objeto de aportación, esto es, UMBRELLA CAPITAL, S.L., no previéndose la adopción de garantías para la efectividad del aumento por la propia naturaleza de la aportación no dineraria que sirve de contravalor del aumento de capital aquí propuesto.*

*Se somete a votación de los Sres. socios la adopción del siguiente acuerdo:*

*Aumento del capital social desde la cifra actual de TRES MIL EUROS (3.000,00 €) hasta la cifra de CUATRO MIL DOSCIENTOS OCHENTA Y CINCO EUROS (4.285,00 €), esto es, aumento del capital social en MIL DOSCIENTOS OCHENTA Y CINCO EUROS (1.285,00 €), mediante la emisión de 1.285 nuevas participaciones ordinarias de UN EURO (1 €) de valor nominal cada una de ellas, y con los mismos derechos económicos y políticos que las actualmente en circulación, numeradas correlativamente del 3.001 al 4.285, ambas inclusive, representadas mediante títulos nominativos de conformidad con la actual representación de las demás participaciones. Las nuevas participaciones se emitirán sin prima de emisión y con contravalor de aportación no dineraria de las participaciones sociales de la mercantil TURBO ENERGY, S.L. propiedad de UMBRELLA CAPITAL, S.L., por el mismo importe del valor nominal de las nuevas participaciones creadas, esto es, MIL DOSCIENTOS OCHENTA Y CINCO EUROS (1.285,00 €). Al tratarse de una ampliación de capital mediante aportación no dineraria, los socios de SOLAR ROCKET, S.L. no tendrán derecho de suscripción preferente previsto en el artículo 304.1 de la Ley de Sociedades de Capital, reconocido exclusivamente en las emisiones de nuevas participaciones con cargo a aportaciones dinerarias. Las nuevas participaciones se emitirán sin prima de emisión.*

*El acuerdo propuesto supondría la modificación del artículo 4 de los estatutos sociales, en el que se determina el capital social, que, en adelante, tendrá la siguiente redacción (marcándose en letra negrita y subrayado en la presente acta dichas diferencias a efectos meramente aclaratorios):*

*"ARTICULO 4.- El capital social que está totalmente desembolsado, se fija en CUATRO MIL DOSCIENTOS OCHENTA Y CINCO EUROS (4.285,00 €) y está dividido en 4.285 PARTICIPACIONES SOCIALES con un valor nominal cada una de ellas de UN EURO, y*

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4

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*numeradas correlativamente del 1 al 4.285, ambos inclusive."*

*Todos los socios, esto es, UMBRELLA CAPITAL, S.L. y D. Manuel Cercós D'Aversa, acuerdan, por unanimidad, la adopción del anterior acuerdo.*

*Una vez adoptado el acuerdo, se hace constar expresamente:*

*Que UMBRELLA CAPITAL, S.L., en su doble condición de socio y, a su vez, propietario de las participaciones sociales objeto de aportación como contraprestación del aumento de capital aquí acordado, y presente en este acto, declara expresamente que el valor de las participaciones sociales aportadas corresponde al número y valor nominal de las participaciones emitidas como contrapartida, no habiéndose producido circunstancias nuevas que pudiesen afectar la valoración de las participaciones llevada a cabo inicialmente, firmando a continuación en señal de aceptación y conformidad:*

***UMBRELLA CAPITAL, S.L.***

*[CONSTA FIRMA]*

*CROCODILE INVESTMENT, S.L.*
*Fdo. **D. Enrique Selva Bellvis***

*(i)* *que, de conformidad con lo actuado, el aumento acordado ha quedado íntegramente asumido y desembolsado mediante aportación no dineraria en este acto por importe del valor nominal de las nuevas participaciones creadas, quedando todas ellas suscritas por UMBRELLA CAPITAL, S.L.*

*(ii)* *Que la titularidad de las participaciones de nueva creación, y demás menciones previstas en la Ley de Sociedades de Capital, quedarán debidamente reflejadas en el Libro Registro de Socios.*

***Segundo.- Modificación de estatutos – Artículo 4 (capital social).***

*Como consecuencia de la adopción del acuerdo anterior relativo al aumento de capital de la Sociedad por aportación no dineraria mediante la creación de nuevas participaciones sociales, se somete a votación de los Sres. socios la modificación del actualmente inscrito artículo 4º de los estatutos sociales que, en adelante, tendrá la siguiente redacción:*

*"ARTICULO 4. Capital social y participaciones- El capital social que está totalmente desembolsado, se fija en CUATRO MIL DOSCIENTOS OCHENTA Y CINCO EUROS (4.285,00 €) y está dividido en 4.285 PARTICIPACIONES SOCIALES con un valor nominal cada una*

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Notario de Valencia

*de ellas de UN EURO, y numeradas correlativamente del 1 al 4.285, ambos inclusive."*

*Todos los socios, esto es, UMBRELLA CAPITAL, S.L. y D. Manuel Cercós D'Aversa, acuerdan, por unanimidad, la adopción del anterior acuerdo.*

***Tercero. –Delegación de facultades.***

*Se propone facultar al Administrador Único, UMBRELLA CAPITAL, S.L., en su persona física representante, D. Enrique Selva Bellvis, para que, en nombre y representación de la Sociedad, pueda otorgar cuantos documentos públicos o privados, incluso subsanación y rectificación en sus términos más amplios, sean necesarios para elevar a público los acuerdos adoptados, quedando habilitado para realizar cuantas gestiones fueran necesarias para la validez de los presentes acuerdos y su inscripción, total o parcial, cuando proceda, en los registros públicos correspondientes.*

*Todos los socios, esto es, UMBRELLA CAPITAL, S.L. y D. Manuel Cercós D'Aversa, acuerdan, por unanimidad, la adopción del anterior acuerdo.*

***Cuarto. – Ruegos y preguntas.***

*No hacen uso de la palabra en el turno de ruegos y preguntas ninguno de los socios y no se formulan ulteriores cuestiones a las ya recogidas en los anteriores acuerdos.*

***Quinto. – Lectura y aprobación del acta.***

*Se da lectura a esta acta, redactada a continuación de la última votación, la cual se somete a aprobación de la Junta General. El acuerdo es aprobado unánimemente con el voto a favor de todos los socios que representan el 100% del capital social de la Sociedad.*

*Y no habiendo más asuntos que tratar, el Sr. presidente levanta la sesión.*

*Finalmente, el presente acta es firmada por el Secretario con el Visto Bueno del Presidente, en el lugar y fechas arriba indicados.*

| ***EL SECRETARIO:*** | ***V.º B.º DEL PRESIDENTE:*** |
| --- | --- |
| *[CONSTA FIRMA]* | *[CONSTA FIRMA]* |
| *D. Manuel Cercós D'Aversa* | *UMBRELLA CAPITAL, S.L.*<br>*D. Enrique Selva Bellvis"* |

*A los efectos del artículo 180 LSC:*

***Administrador Único:***

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6

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*[CONSTA FIRMA]*

---

*UMBRELLA CAPITAL, S.L.*
*Fdo.: D. Enrique Selva Bellvis*

Asimismo, **CERTIFICO**:

1. Que el Acta fue debidamente aprobada por unanimidad de los asistentes.
2. Que lo transcrito se corresponde con el contenido del acta, que no contiene nada que lo modifique ni limite.

Y para que conste y surta efectos, expido la presente Certificación en el lugar y la fecha arriba indicados.

---

**UMBRELLA CAPITAL, S.L.**
**D. Enrique Selva Bellvis**
Administrador Único de la Sociedad.

7

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LUIS CALABUIG DE LEYVA
Notario de Valencia

DOCUMENTO NACIONAL DE IDENTIDAD
ESPAÑA
SELVA
BELLVIS
ENRIQUE
M ESP
11 02 1976
AIT119156
28 03 2021
DNI NÚM.
33458501X

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VC9548778

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